EXHIBIT INDEX

                                                                Sequentially
Exhibit                                                         Numbered Page

23.1     Consent of DELOITTE & TOUCHE LLP                            I-1

31.1     Certification of Principal Executive Officer
         and Principal Financial Officer pursuant to
         Section 302 of the Sarbanes-Oxley Act of 2002.              I-2

32.1     Certification of Principal Executive Officer
         and Chief Financial Officer pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002.              I-3





                                       I-2